Exhibit 99.1 UGI Energy Services Lenders’ Presentation $700mm Senior Secured Term Loan B July 2019 Exhibit 99.1 UGI Energy Services Lenders’ Presentation $700mm Senior Secured Term Loan B July 2019

DISCLAIMER About this Presentation This presentation contains certain forward-looking statements that management believes to be reasonable as of today’s date only. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by which, such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management’s good faith belief with respect to future events, and is subject to risks and uncertainties, some or all of which are not predictable or within the control of UGI Energy Services, LLC (“UGIES” or the Company ), that could cause actual performance or results to differ materially from those expressed in the statements. All estimates, projections, opinions, and statements speak only as of the date of the document and may be subject to change without notice. Changes to assumptions may have a material impact on any estimates, opinions or statements included herein. The Company assumes no obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward looking information. If the Company does update one or more forward-looking statements, no inference should be drawn that the Company will make additional updates with respect thereto or with respect to other forward-looking statements. The Company undertakes no obligation to release revisions to its forward- looking statements to reflect events or circumstances occurring after today. Actual results may differ significantly because of risks and uncertainties that are difficult to predict and many of which are beyond management’s control. You should read UGI Corporation’s Annual Report on Form 10-K for a more extensive list of factors that could affect the Company’s results. Among them are adverse weather conditions, cost volatility and availability of all energy products, the impact of pending and future legal proceedings, continued analysis of recent tax legislation, liability for uninsured claims and for claims in excess of insurance coverage, domestic and international political, regulatory and economic conditions, changes in Marcellus Shale gas production, the availability, timing and success of our acquisitions, commercial initiatives and investments to grow our business, our ability to successfully integrate acquired businesses and achieve anticipated synergies, including with respect to the Company’s proposed acquisition of the Columbia Midstream Group, LLC, the interruption, disruption, failure, malfunction or breach of our information technology systems, including due to cyber- attack. This presentation does not constitute an offer to sell any securities of UGIES or its respective affiliates or a solicitation of an offer to buy any securities of UGIES or its respective affiliates. Use of Non-GAAP Measures In this presentation, Management uses certain non-GAAP financial measures, including UGI Corporation adjusted earnings per share, UGI Corporation Free Cash Flow, UGI Energy Services Margin and UGI Energy Services earnings before interest, income taxes, depreciation and amortization (“EBITDA”). These financial measures are not in accordance with, or an alternative to, GAAP and should be considered in addition to, and not as a substitute for, the comparable GAAP measures. Management believes the presentation of these non-GAAP financial measures provide useful information to investors to more effectively evaluate period-over-period earnings, profitability and cash flow generation of the Company’s businesses. Reconciliations of these non-GAAP financial measures to the most directly comparable financial measure calculated and presented in accordance with GAAP are presented in the Appendix of this presentation. 2 DISCLAIMER About this Presentation This presentation contains certain forward-looking statements that management believes to be reasonable as of today’s date only. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by which, such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management’s good faith belief with respect to future events, and is subject to risks and uncertainties, some or all of which are not predictable or within the control of UGI Energy Services, LLC (“UGIES” or the Company ), that could cause actual performance or results to differ materially from those expressed in the statements. All estimates, projections, opinions, and statements speak only as of the date of the document and may be subject to change without notice. Changes to assumptions may have a material impact on any estimates, opinions or statements included herein. The Company assumes no obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward looking information. If the Company does update one or more forward-looking statements, no inference should be drawn that the Company will make additional updates with respect thereto or with respect to other forward-looking statements. The Company undertakes no obligation to release revisions to its forward- looking statements to reflect events or circumstances occurring after today. Actual results may differ significantly because of risks and uncertainties that are difficult to predict and many of which are beyond management’s control. You should read UGI Corporation’s Annual Report on Form 10-K for a more extensive list of factors that could affect the Company’s results. Among them are adverse weather conditions, cost volatility and availability of all energy products, the impact of pending and future legal proceedings, continued analysis of recent tax legislation, liability for uninsured claims and for claims in excess of insurance coverage, domestic and international political, regulatory and economic conditions, changes in Marcellus Shale gas production, the availability, timing and success of our acquisitions, commercial initiatives and investments to grow our business, our ability to successfully integrate acquired businesses and achieve anticipated synergies, including with respect to the Company’s proposed acquisition of the Columbia Midstream Group, LLC, the interruption, disruption, failure, malfunction or breach of our information technology systems, including due to cyber- attack. This presentation does not constitute an offer to sell any securities of UGIES or its respective affiliates or a solicitation of an offer to buy any securities of UGIES or its respective affiliates. Use of Non-GAAP Measures In this presentation, Management uses certain non-GAAP financial measures, including UGI Corporation adjusted earnings per share, UGI Corporation Free Cash Flow, UGI Energy Services Margin and UGI Energy Services earnings before interest, income taxes, depreciation and amortization (“EBITDA”). These financial measures are not in accordance with, or an alternative to, GAAP and should be considered in addition to, and not as a substitute for, the comparable GAAP measures. Management believes the presentation of these non-GAAP financial measures provide useful information to investors to more effectively evaluate period-over-period earnings, profitability and cash flow generation of the Company’s businesses. Reconciliations of these non-GAAP financial measures to the most directly comparable financial measure calculated and presented in accordance with GAAP are presented in the Appendix of this presentation. 2

Table of Contents 1. Transaction Overview 2. Company Overview 3. Key Credit Highlights 4. Syndication Details Appendix 3 Table of Contents 1. Transaction Overview 2. Company Overview 3. Key Credit Highlights 4. Syndication Details Appendix 3

Today’s Presenters Ted Jastrzebski UGI Corporation Chief Financial Officer Bob Beard UGI Corporation Executive Vice President – Natural Gas Joe Hartz UGI Energy Services, LLC President 4 Today’s Presenters Ted Jastrzebski UGI Corporation Chief Financial Officer Bob Beard UGI Corporation Executive Vice President – Natural Gas Joe Hartz UGI Energy Services, LLC President 4

1. Transaction Overview 5 1. Transaction Overview 5

UGI Energy Services

Summary of Transaction

- On July 2, 2019, UGI Energy Services, LLC ("UGIES"), a wholly owned subsidiary of UGI Corporation ("UGI"), entered into a definitive agreements to acquire Columbia Midstream Group, LLC ("CMG") from TC Energy Corporation ("TC Energy") for $1.275bn (the "Transaction")
  - CMG was acquired by TC Energy in 2016 as part of its $13bn acquisition of Columbia Pipeline Group
  - Includes a 47.025% joint venture interest in Pennant Midstream, LLC ("Pennant")
- CMG provides natural gas gathering and processing services in the Appalachian Basin through five discrete systems with gathering capacity of ~2,675,000 MMBtu/d and processing capacity of ~240,000 MMBtu/d, the addition of which increases UGIES' overall system gathering capacity in excess of 3x[1]
  - Complements UGI's existing footprint in Northcentral and Eastern Pennsylvania and creates a contracted midstream platform with substantial scope of operations and a diverse customer base
  - Synergy opportunities for UGI's downstream businesses created by CMG's multiple interconnections to interstate pipelines
- Transaction will be funded by a combination of debt raised at UGIES and capital provided by UGI
  - UGIES is seeking to raise a $700mm Senior Secured Term Loan B (the "TLB")
- Pro forma for the Transaction, the Company will be conservatively levered at 2.7x total net leverage based on LTM 3/31/19 PF Adjusted EBITDA[2] of $252mm
  - Represents lowest leveraged profile of any BB/BBB midstream peer[3]
- Expected to close during the fourth quarter of fiscal year 2019, subject to customary regulatory and other closing conditions

Note: UGI fiscal year end of 9/30. Net leverage calculated as Total Debt Less Cash divided by EBITDA.
(1) Reflects 100% capacity for the five systems, including Pennant.
(2) EBITDA is a non-GAAP measure. See appendix for reconciliation.
(3) Peer group consists of AM, CEQP, CNXM, DCP, ENBL, ENLC, EQM, SMLP, and TRGP.

6

UGI Energy Services

Sources and Uses / Pro Forma Capitalization

Sources and Uses

($ in millions, unless otherwise noted)

Sources	
UGIES New Senior Secured TLB	$700
(A) Contribution from UGI[1]	602
Total sources	**$1,302**

Uses	
Purchase of CMG	$1,275
Estimated transaction fees & expenses (including OID)	27
Total uses	**$1,302**

Pro Forma Capitalization[2]

($ in millions, unless otherwise noted)	As of: 3/31/2019	Adj.	Pro forma 3/31/2019
Cash and cash equivalents	$55	($27)	$29
$200mm RCF Facility[4]	–		–
$150mm A/R Facility	–	–	–
UGIES Senior Secured TLB	–	700	700
Total Debt	**–**	**$700**	**$700**
Book Value of Equity	1,081	575	1,656
Total Capitalization	**$1,081**	**$1,275**	**$2,356**
EBITDA Statistics			
(B) LTM 3/31/19 PF Adj. EBITDA	$161	91[5]	$252
Credit Statistics:			
Total Debt /			
LTM 3/31/19 PF Adj. EBITDA	N/A		2.8x
Total Net Debt /			
(C) LTM 3/31/19 PF Adj. EBITDA	N/A		2.7x
(D) **Debt / Book Capitalization**	N/A		**30%**

Key Commentary

(A) UGI's support of the acquisition with corporate liquidity illustrates UGIES's strategic importance to UGI

(B) Material pro forma scale with $252mm LTM Adjusted EBITDA[2]

(C) **At 2.7x LTM 3/31/19 total net leverage, UGIES leverage profile will be the lowest amongst the midstream peer group[3]**

(D) Debt / Book capitalization of 30% results in material equity cushion of 70%

Note: UGI fiscal year end of 9/30. Net leverage calculated as Total Debt Less Cash divided by EBITDA.
(1) Capital contribution from UGI, which may be sourced via existing credit facilities, will be contributed to UGIES as equity.
(2) EBITDA is a non-GAAP measure. See appendix for reconciliation.
(3) Peer group consists of AM, CEQP, CNXM, DCP, ENBL, ENLC, EQM, SMLP, and TRGP.
(4) Currently $240mm unsecured facility; amendment pending.
(5) CMG EBITDA adjusted for loss on sale of miscellaneous assets and allocated parent overhead expenses.

7

Key Investment Highlights Critical midstream infrastructure serving high-demand markets Strategically located in the core regions of the Marcellus & Utica Stable cash flows derived from long-term contracts with substantial take-or-pay component Diverse customer base of high quality, well-capitalized producers and end users of scale Low opening leverage when in comparison to industry peers Strategic relationship with UGI family of companies Experienced management team with proven track record 8 Key Investment Highlights Critical midstream infrastructure serving high-demand markets Strategically located in the core regions of the Marcellus & Utica Stable cash flows derived from long-term contracts with substantial take-or-pay component Diverse customer base of high quality, well-capitalized producers and end users of scale Low opening leverage when in comparison to industry peers Strategic relationship with UGI family of companies Experienced management team with proven track record 8

2. Company Overview 9 2. Company Overview 9

UGI Corporation 10 UGI Corporation 10

UGI Energy Services

UGI Corporation Overview

UGI Corporation is a publicly traded distributor and marketer of energy products and services including natural gas, propane, butane and electricity

Enterprise Value: $17.3bn(1)

Market Cap: $11.0bn(1)

UGI

- **Assets:** Regulated gas & electric utilities serving over 700,000 customers
- **Scale:** 2nd largest gas utility in Pennsylvania[2] serving 44 of 67 counties
  - Most advanced distribution system in Pennsylvania
- **Location:** Service territories that lie within or adjacent to the Marcellus Shale production area

AmeriGas
America's Propane Company

- **Largest LPG Distributor in U.S.[2]** with ~1.1bn retail gallons sold in FY18 and ~1.7mm customers
- **National Accounts:** Utilizing scale to serve regional and national customers
- **Bulk Distribution:** 1mm tanks with 120 – 1,200 gallon capacity
- **Cylinder Exchange:** Portable tanks for barbecues and outdoor heating

UGI Energy Services

- **Midstream & Storage:** Natural gas pipeline and gathering systems across Pennsylvania serving producers, UGI Utilities and 3rd party end users
- **LNG / Peak Shaving:** Provides peaking services in periods of high demand
- **Power Generation:** ~300 MWs of electric generation capacity
- **Commodity Marketing:** Sells natural gas, liquid fuels and electricity to 40,000 customer locations along the East Coast

UGI International

- **Operations:** 17 countries with ~550,000 total customers
- **LPG Distribution:** ~1bn gallons sold in FY18, 18.5mm cylinders in circulation
  - Largest distributor in France, Austria, Belgium, Denmark, Luxembourg and Hungary
- **Energy Marketing:** ~28 Bcf of natural gas sold in FY18; ~5% of FY18 total margin

(1) Pro forma for AmeriGas Partners, L.P ("APU") buy-in simplification transaction by UGI, where UGI will issue 34.6mm shares to APU unit holders and pay $7.63 per APU unit. UGI consolidates 100% of APU EBITDA currently. Pro forma for CMG acquisition. Assumes pro forma share count of 208.8mm UGI shares, $6,641mm total debt, and $363mm cash as of 7/16/2019.
(2) Based on total customers.

11

Business Segment Snapshot (1) (1) New $550mm Term Loan A UGI Corporation (1) Enterprise Value: $17.3bn New $300mm revolving credit facility Market Cap: $11.0bn LTM PF Revenue: $7.6bn UGI International AmeriGas UGI Utilities UGI Energy Services Ratings: Ba1 / BB+ Ratings: Ba2 / BB Ratings: A2 / A- (Moody’s / Fitch) (Moody’s / Fitch) (Moody’s / Fitch) CMG Acquiring Entity & TLB Borrower (2) $200mm Revolving Credit Facility Revenue Contribution: 33% Revenue Contribution: 37% Revenue Contribution: 13% $150mm A/R Facility New $700mm Term Loan B Revenue Contribution: 18% Areas of operation: Gas Utility UGI Utilities (gas, ~642,000 customers) Electric Utility LPG Distribution & LPG Distribution UGI Electric (electric, ~62,000 customers) Energy Marketing Source: Company filings and FactSet as of 7/16/2019. (2) Currently $240mm unsecured facility; 12 Note: Debt balances as of Q2 2019 (quarter ending 3/31/2019). Fiscal year ending 9/30/2019. LTM as of 3/31/19. amendment pending. (1) Pro forma for AmeriGas Partners, L.P (“APU”) buy-in simplification transaction by UGI, where UGI will issue 34.6mm shares to APU unit holders and pay $7.63 per APU unit. UGI consolidates 100% of APU EBITDA currently. Pro forma for CMG acquisition. Assumes pro forma share count of 208.8mm UGI shares, $6,641mm total debt, and $363mm cash as of 7/16/2019. Business Segment Snapshot (1) (1) New $550mm Term Loan A UGI Corporation (1) Enterprise Value: $17.3bn New $300mm revolving credit facility Market Cap: $11.0bn LTM PF Revenue: $7.6bn UGI International AmeriGas UGI Utilities UGI Energy Services Ratings: Ba1 / BB+ Ratings: Ba2 / BB Ratings: A2 / A- (Moody’s / Fitch) (Moody’s / Fitch) (Moody’s / Fitch) CMG Acquiring Entity & TLB Borrower (2) $200mm Revolving Credit Facility Revenue Contribution: 33% Revenue Contribution: 37% Revenue Contribution: 13% $150mm A/R Facility New $700mm Term Loan B Revenue Contribution: 18% Areas of operation: Gas Utility UGI Utilities (gas, ~642,000 customers) Electric Utility LPG Distribution & LPG Distribution UGI Electric (electric, ~62,000 customers) Energy Marketing Source: Company filings and FactSet as of 7/16/2019. (2) Currently $240mm unsecured facility; 12 Note: Debt balances as of Q2 2019 (quarter ending 3/31/2019). Fiscal year ending 9/30/2019. LTM as of 3/31/19. amendment pending. (1) Pro forma for AmeriGas Partners, L.P (“APU”) buy-in simplification transaction by UGI, where UGI will issue 34.6mm shares to APU unit holders and pay $7.63 per APU unit. UGI consolidates 100% of APU EBITDA currently. Pro forma for CMG acquisition. Assumes pro forma share count of 208.8mm UGI shares, $6,641mm total debt, and $363mm cash as of 7/16/2019.

UGI Corp is Leading Distributor and Marketer of Energy Products

Outstanding, disciplined growth

- UGI has invested $10.3bn over the last 20 years building its current business
- Delivered a 20 year adjusted earnings growth of 12.1%[1][3]
- UGI is focused on building out fee-based income, limiting commodity exposure and maintaining a strong balance sheet

Strong cash flow profile

- Highest Free Cash Flow as a % of EBITDA among multi-utilities in S&P Utilities Index over the past decade[3]
- UGI expects to generate $1.1bn - $1.4bn[2] of Cash from Operations annually; $950mm - $1.3bn designated primarily to fund UGIES and Utilities growth

A leader in its markets

- AmeriGas is the largest U.S. LPG company, based on propane gallons sold
- Utilities is the 2nd largest gas utility in PA, based on total customers
- International is the largest LPG distributor in six western European countries, based on LPG gallons sold
- **CMG acquisition provides material midstream scale for UGIES**

Enterprise value of UGI and select peers



($ in bn)
$38.9
$29.0
$22.0
$17.3
$16.3
$5.9
$5.5
$2.2
Peers rated BBB or higher
DTE
CenterPoint Energy
NiSource
UGI CORPORATION
ATMOS energy
SJI
New Jersey Resources
CHESAPEAKE
Credit Rating (Moody's / S&P):
Baa1 / BBB+
Baa2 / BBB+
Baa2 / BBB+
NR / NR
A2 / A
A2 / BBB
Aa3 / NR
NR / NR

UGI Corp is a leading $17.3[4] billion energy distributor and marketer

(1) 1998-2009 GAAP EPS, 2010-2018 Adjusted EPS.
(2) Represents multi-year average targets.
(3) Adjusted EPS and Free Cash Flow are non-GAAP measures. See appendix for reconciliation.
(4) Pro forma for AmeriGas Partners, L.P ("APU") buy-in simplification transaction by UGI, where UGI will issue 34.6mm shares to APU unit holders and pay $7.63 per APU unit. UGI consolidates 100% of APU EBITDA currently. Pro forma for CMG acquisition. Assumes pro forma share count of 208.8mm UGI shares, $6,641mm total debt, and $363mm cash as of 7/16/2019.

13

UGI Energy Services 14 UGI Energy Services 14

Pro Forma UGIES Organizational Structure UGI Corporation UGI Energy Services (1) AmeriGas Propane UGI International LTM PF Margin : $362mm UGI Utilities (1) LTM PF Adj. EBITDA : $252mm Added reconciliation footnote Midstream LNG / Peak Shaving Power Generation Commodity Marketing Columbia Midstream Midstream & Storage Group LTM Margin: $89mm LTM Margin: $113mm LTM Margin: $84mm LTM Margin: $27mm LTM Margin: $48mm Margin Contribution: 25% Margin Contribution: 31% Margin Contribution: 23% Margin Contribution: 8% Margin Contribution: 13% • Operates natural gas • Provides natural gas • Provides peaking • Maintains a portfolio of • Markets natural gas, pipelines and storage gathering and processing services to UGI Utilities ~300 MW of power liquid fuels and electricity facilities in Northcentral services in the and others in periods of generation assets located to 40,000 customer and Eastern Appalachian Basin high demand in Western and locations along East Pennsylvania through five discrete Northeastern Coast • Serves as an ‘insurance systems Pennsylvania contract’ for the Utility • Includes more than 200 • Current peaking portfolio miles of pipeline and • Total gathering capacity consists of 21 contracts more than 1,000,000 of ~2,675,000 MMBtu/d with an average length of MMBtu/d of throughput and processing capacity over 3 years capacity of ~240,000 MMBtu/d Note: LTM as of 3/31/19. 15 (1) Margin and EBITDA are non-GAAP measures. See appendix for reconciliation. Pro Forma UGIES Organizational Structure UGI Corporation UGI Energy Services (1) AmeriGas Propane UGI International LTM PF Margin : $362mm UGI Utilities (1) LTM PF Adj. EBITDA : $252mm Added reconciliation footnote Midstream LNG / Peak Shaving Power Generation Commodity Marketing Columbia Midstream Midstream & Storage Group LTM Margin: $89mm LTM Margin: $113mm LTM Margin: $84mm LTM Margin: $27mm LTM Margin: $48mm Margin Contribution: 25% Margin Contribution: 31% Margin Contribution: 23% Margin Contribution: 8% Margin Contribution: 13% • Operates natural gas • Provides natural gas • Provides peaking • Maintains a portfolio of • Markets natural gas, pipelines and storage gathering and processing services to UGI Utilities ~300 MW of power liquid fuels and electricity facilities in Northcentral services in the and others in periods of generation assets located to 40,000 customer and Eastern Appalachian Basin high demand in Western and locations along East Pennsylvania through five discrete Northeastern Coast • Serves as an ‘insurance systems Pennsylvania contract’ for the Utility • Includes more than 200 • Current peaking portfolio miles of pipeline and • Total gathering capacity consists of 21 contracts more than 1,000,000 of ~2,675,000 MMBtu/d with an average length of MMBtu/d of throughput and processing capacity over 3 years capacity of ~240,000 MMBtu/d Note: LTM as of 3/31/19. 15 (1) Margin and EBITDA are non-GAAP measures. See appendix for reconciliation.

Pro Forma UGIES Asset Footprint



Storage
Marshlands
TGP
Auburn
NY
Union Dale
Texas Creek
Transco (Leidy)
Ponderosa
Sunbury
Pennant
Big Pine
PA
OH
Mt. Bethel
TGP
TETCO
NJ
Penn East
(Under Development)
Majorsville
E. Washington
TETCO
Gibraltar
TETCO
WV
Equitrans
MD
DE
Storage
Gas Processing
Power Plant
LNG Peaking Facility
Existing UGIES assets
CMG assets

- ✓ Significant scale in Appalachian Basin with midstream assets serving high quality customer base
- ✓ Geographic synergies and complementary assets provide increased access to long-haul pipelines and facilitate future expansion
- ✓ Cash flows supported by long-term contract structure with creditworthy customer base and a large take-or-pay component
- ✓ Strategically rebalances UGI portfolio towards natural gas

Note: Orange color denotes UGIES pro-forma asset footprint, black denotes 3rd party assets.

16

Appalachian Basin Overview Marcellus and Utica: A Long-Lived Resource Overview Map Located in the heart of a large, resource-rich legacy oil and gas field • Marcellus spans +100,000 sq. miles (60mm acres) Expansive Footprint • Utica extends +170,000 sq. miles (100mm acres) • Marcellus is the most abundant shale gas reservoir in the U.S. with over 30 Bcf/d current production Marcellus and Utica are estimated to retain 600+ Tcfe of technically recoverable resource Attractive • In high producing areas, Marcellus Gas-in-Place Recoverable reaches 125 – 150 Bcf and Point Pleasant 75 – 100 Bcf Resource per sq. mile and Stack Pay Potential • Stacked pay potential exists where productive areas of Marcellus and Utica overlap Advances in drilling, completions and cost optimization continue to improve drilling returns • Competitive single well IRRs relative to other plays Competitive Access to markets provides a competitive advantage Economics over other gas plays and Access to Markets • Close proximity to population centers in NE and Mid- Atlantic • Continued expansion of takeaway systems support additional growth Source: RS Energy Group, PLSX, and Wall Street research. 17 Appalachian Basin Overview Marcellus and Utica: A Long-Lived Resource Overview Map Located in the heart of a large, resource-rich legacy oil and gas field • Marcellus spans +100,000 sq. miles (60mm acres) Expansive Footprint • Utica extends +170,000 sq. miles (100mm acres) • Marcellus is the most abundant shale gas reservoir in the U.S. with over 30 Bcf/d current production Marcellus and Utica are estimated to retain 600+ Tcfe of technically recoverable resource Attractive • In high producing areas, Marcellus Gas-in-Place Recoverable reaches 125 – 150 Bcf and Point Pleasant 75 – 100 Bcf Resource per sq. mile and Stack Pay Potential • Stacked pay potential exists where productive areas of Marcellus and Utica overlap Advances in drilling, completions and cost optimization continue to improve drilling returns • Competitive single well IRRs relative to other plays Competitive Access to markets provides a competitive advantage Economics over other gas plays and Access to Markets • Close proximity to population centers in NE and Mid- Atlantic • Continued expansion of takeaway systems support additional growth Source: RS Energy Group, PLSX, and Wall Street research. 17

Pro Forma UGIES Midstream Overview Legacy UGIES Midstream & Storage Columbia Midstream Group $89 LTM Margin Added reconciliation $113 Contribution ($ in mm) footnote • Six natural gas pipelines and gathering systems across NE • Five natural gas pipelines and one gas processing facility across Key Assets / Pennsylvania serving both 3rd party end users and UGI Utilities SW Pennsylvania serving large, well capitalized operators Description • >200 miles of pipeline, 15 MMDth of natural gas storage • >240 miles of pipeline and 240,000 MMBtu/d total processing capacity • Key development project in PennEast pipeline (currently in permitting process) anticipating in-service in 2021 • Highly contracted and predictable future revenues • 120 mile 36” pipeline with 1,100,000 MMcf/d capacity; received • Near-term identified growth projects provide attractive opportunities FERC approval in 2018 to deploy capital at 5.0x – 7.0x multiples • Most revenues are contracted with large investment-grade utility companies • Highly contracted cash flows with take-or-pay component • Highly contracted cash flows with take-or-pay component Cash Flow Quality • Long-term contracts with initial tenor of 15 – 30 years • Average remaining contract life of ~9 years • Customers include top-tier E&P operators, natural gas powered • Customer profiles include large recognizable E&P operators in the Customer electricity generation stations and UGI Utilities Appalachian Basin Profile • Prior to the Transaction, UGIES had existing business relationships and interactions with all CMG shippers Source: Company filings and presentations. 18 Pro Forma UGIES Midstream Overview Legacy UGIES Midstream & Storage Columbia Midstream Group $89 LTM Margin Added reconciliation $113 Contribution ($ in mm) footnote • Six natural gas pipelines and gathering systems across NE • Five natural gas pipelines and one gas processing facility across Key Assets / Pennsylvania serving both 3rd party end users and UGI Utilities SW Pennsylvania serving large, well capitalized operators Description • >200 miles of pipeline, 15 MMDth of natural gas storage • >240 miles of pipeline and 240,000 MMBtu/d total processing capacity • Key development project in PennEast pipeline (currently in permitting process) anticipating in-service in 2021 • Highly contracted and predictable future revenues • 120 mile 36” pipeline with 1,100,000 MMcf/d capacity; received • Near-term identified growth projects provide attractive opportunities FERC approval in 2018 to deploy capital at 5.0x – 7.0x multiples • Most revenues are contracted with large investment-grade utility companies • Highly contracted cash flows with take-or-pay component • Highly contracted cash flows with take-or-pay component Cash Flow Quality • Long-term contracts with initial tenor of 15 – 30 years • Average remaining contract life of ~9 years • Customers include top-tier E&P operators, natural gas powered • Customer profiles include large recognizable E&P operators in the Customer electricity generation stations and UGI Utilities Appalachian Basin Profile • Prior to the Transaction, UGIES had existing business relationships and interactions with all CMG shippers Source: Company filings and presentations. 18

Pro Forma UGIES Midstream & Storage Asset Summary Legacy UGIES (Midstream & Storage) Columbia Midstream Group Natural Texas Capacity Big East (2) Sunbury PennEast Auburn Uniondale Ponderosa Marshlands Gas Gibraltar Majorsville Pennant Creek Mgmt. Pine Washington Storage ~600 Capacity Added reconciliation (1) (gathering) (‘000 ~200 ~1,100 ~620 ~100 ~200 ~33 ~80 15,000 N/A ~425 ~1,000 ~350 ~300 ~240 MMBtu/d) footnote (processing) Total ~1,233,000 MMBtu/d ~2,915,000 MMBtu/d (includes processing) Capacity LTM Margin ~$89mm ~$113mm % Take-or- (3) ~50% Take-or-Pay ~64% Take-or-Pay Pay Primarily comprised of contracts with a mix of MVC Contract Primarily comprised of contracts with ToP and Acreage Dedication Type and Acreage Dedication Wtd. Avg. Contract Most contracts are primarily ~15 to ~30 year long contracts ~9 years across all assets Life Key Customers & End Users ü Adds significant scale and scope of operations, with system capacity growing from ~1,233,000 MMBtu/d to ~3,998,000 MMBtu/d and expanding to the Southwest of the Appalachian basin ü Expands base of customers, creating a diversified suite of producers underpinned by long-term contracts ü Provides a full suite of midstream services across transportation, gathering, and processing (1) Natural gas storage measured in MMcf. 19 (2) Reflects 100% capacity on the system. (3) Represents consolidated UGIES take-or-pay margin. Pro Forma UGIES Midstream & Storage Asset Summary Legacy UGIES (Midstream & Storage) Columbia Midstream Group Natural Texas Capacity Big East (2) Sunbury PennEast Auburn Uniondale Ponderosa Marshlands Gas Gibraltar Majorsville Pennant Creek Mgmt. Pine Washington Storage ~600 Capacity Added reconciliation (1) (gathering) (‘000 ~200 ~1,100 ~620 ~100 ~200 ~33 ~80 15,000 N/A ~425 ~1,000 ~350 ~300 ~240 MMBtu/d) footnote (processing) Total ~1,233,000 MMBtu/d ~2,915,000 MMBtu/d (includes processing) Capacity LTM Margin ~$89mm ~$113mm % Take-or- (3) ~50% Take-or-Pay ~64% Take-or-Pay Pay Primarily comprised of contracts with a mix of MVC Contract Primarily comprised of contracts with ToP and Acreage Dedication Type and Acreage Dedication Wtd. Avg. Contract Most contracts are primarily ~15 to ~30 year long contracts ~9 years across all assets Life Key Customers & End Users ü Adds significant scale and scope of operations, with system capacity growing from ~1,233,000 MMBtu/d to ~3,998,000 MMBtu/d and expanding to the Southwest of the Appalachian basin ü Expands base of customers, creating a diversified suite of producers underpinned by long-term contracts ü Provides a full suite of midstream services across transportation, gathering, and processing (1) Natural gas storage measured in MMcf. 19 (2) Reflects 100% capacity on the system. (3) Represents consolidated UGIES take-or-pay margin.

Other UGIES Business Overview LNG / Peak Shaving Commodity Marketing Power Generation LTM Margin Added reconciliation Contribution footnote ($ in mm) $84 $48 $27 Key Assets / • Two LNG liquefaction plants with up to • Markets and sells natural gas, liquid • Approximately 300 MW of power Description 25,000 Dth/d of capacity fuels, and electricity along the East Coast generation including: • Six propane air peak shaving facilities • Strong synergies with Midstream • Hunlock Creek: Gas-fired plant with up to 95,000 Dth/d of capacity and segment • Landfill gas facility 5 million gallons of propane storage • Complementary asset portfolio, large • Conemaugh: Coal plant • Three large scale LNG peak shaving natural gas supply purchases, and • Distributed solar plants and two portable LNG peak management of regional supply shaving units with combined capacity of infrastructure 295,000 Dth/d and over 17 million gallons of LNG storage Cash Flow • Margin derived from demand charges • Fixed-price contracts & back-to-back • Substantial contribution from fixed Quality under term contracts hedges executed at inception of contract capacity payments and renewable energy credits • Portfolio includes 21 contracts with 3+ • Remarkable track record of consistent years of remaining tenor margin (does not speculate on prices) Customer • High quality gas utilities • 40,000 customer locations • Operates within established PJM Profile Interconnection market • Critical in serving customers on high- • Small-to-medium commercial and demand days industrial customers with high customer retention rate Source: Company filings and presentations. 20 Other UGIES Business Overview LNG / Peak Shaving Commodity Marketing Power Generation LTM Margin Added reconciliation Contribution footnote ($ in mm) $84 $48 $27 Key Assets / • Two LNG liquefaction plants with up to • Markets and sells natural gas, liquid • Approximately 300 MW of power Description 25,000 Dth/d of capacity fuels, and electricity along the East Coast generation including: • Six propane air peak shaving facilities • Strong synergies with Midstream • Hunlock Creek: Gas-fired plant with up to 95,000 Dth/d of capacity and segment • Landfill gas facility 5 million gallons of propane storage • Complementary asset portfolio, large • Conemaugh: Coal plant • Three large scale LNG peak shaving natural gas supply purchases, and • Distributed solar plants and two portable LNG peak management of regional supply shaving units with combined capacity of infrastructure 295,000 Dth/d and over 17 million gallons of LNG storage Cash Flow • Margin derived from demand charges • Fixed-price contracts & back-to-back • Substantial contribution from fixed Quality under term contracts hedges executed at inception of contract capacity payments and renewable energy credits • Portfolio includes 21 contracts with 3+ • Remarkable track record of consistent years of remaining tenor margin (does not speculate on prices) Customer • High quality gas utilities • 40,000 customer locations • Operates within established PJM Profile Interconnection market • Critical in serving customers on high- • Small-to-medium commercial and demand days industrial customers with high customer retention rate Source: Company filings and presentations. 20

Legacy UGI Energy Services 21 Legacy UGI Energy Services 21

Legacy UGIES Midstream and Storage Asset Summary FERC Transmission Trunkline Gathering Infield Gathering Other Natural Gas Capacity Sunbury PennEast Auburn Uniondale Texas Creek Ponderosa Marshlands Storage Management Capacity Pipeline Pipeline Gathering Gathering Gathering Gathering Gathering Storage Services Provided Management Added reconciliation Length 35 120 46 7 60 4 21 20 N/A footnote (miles) Diameter 20 36 12, 20, 24 12 6, 8, 12, 16 6 4, 8, 10 8, 14 N/A (in) Capacity (1) ~200,000 ~1,100,000 ~620,000 ~100,000 ~200,000 ~33,000 ~80,000 ~15,000 N/A (MMBtu/d) LTM Volumes Approximately 0.5 Bcf/d LTM Margin Total Margin: ~$89mm ($ in mm) # of Shippers 2 12 3 1 1 1 1 N/A N/A Acreage Acreage Acreage Annual Contract Type ToP ToP ToP ToP Dedication w/ Dedication w/ Dedication w/ Contract Opportunistic MVC MVC MVC Renewal (2) % Take-or-Pay ~50% Weighted Average Most contracts are primarily ~15 to ~30 years long Contract Life Key Customers & End Users (1) Natural gas storage measured in MMcf. 22 (2) Represents consolidated UGIES take-or-pay margin. Legacy UGIES Midstream and Storage Asset Summary FERC Transmission Trunkline Gathering Infield Gathering Other Natural Gas Capacity Sunbury PennEast Auburn Uniondale Texas Creek Ponderosa Marshlands Storage Management Capacity Pipeline Pipeline Gathering Gathering Gathering Gathering Gathering Storage Services Provided Management Added reconciliation Length 35 120 46 7 60 4 21 20 N/A footnote (miles) Diameter 20 36 12, 20, 24 12 6, 8, 12, 16 6 4, 8, 10 8, 14 N/A (in) Capacity (1) ~200,000 ~1,100,000 ~620,000 ~100,000 ~200,000 ~33,000 ~80,000 ~15,000 N/A (MMBtu/d) LTM Volumes Approximately 0.5 Bcf/d LTM Margin Total Margin: ~$89mm ($ in mm) # of Shippers 2 12 3 1 1 1 1 N/A N/A Acreage Acreage Acreage Annual Contract Type ToP ToP ToP ToP Dedication w/ Dedication w/ Dedication w/ Contract Opportunistic MVC MVC MVC Renewal (2) % Take-or-Pay ~50% Weighted Average Most contracts are primarily ~15 to ~30 years long Contract Life Key Customers & End Users (1) Natural gas storage measured in MMcf. 22 (2) Represents consolidated UGIES take-or-pay margin.

Sunbury System Summary

System Description

- FERC regulated, 35-mile, 20" pipeline with related facilities located in Snyder, Union, Northumberland, Montour, and Lycoming Counties, Pennsylvania
- Went in service early 2017, serving Hummel Station, a 1,124 MW natural gas-fired power plant near Shamokin Dam in Snyder County
  - Hummel is a new, highly efficient combined cycle gas turbine plant that went into service in 2018
  - Sunbury supplies 100% of Hummel's natural gas needs and connects the plant to gas supply from the Transco and MARC I pipelines
- Also interconnects and serves UGI Central Penn Gas Utility

System Highlights

System Details	• 35 miles of 20" pipeline • >200,000 MMBtu/d capacity
Compression	• None
Receipt Points	• Transco • MARC I
Delivery Points	• Hummel Station • UGI Central Penn Gas



Source: Company filings and presentations.

23

Overview of Key Gathering Systems

		System Highlights	Description
Auburn	System Details	• 46 miles of pipeline • >620,000 MMBtu/d capacity completed over 4 phases since 2011	• Multi-phase, multi-year project located in Northeast Pennsylvania • Provides transportation service for natural gas producers linking production to the interstate pipelines • Multiple outlets for gas, including access to both Tennessee and Transco Interstate Pipeline System • Contains approximately 46 miles of pipe, two existing compressors stations and two additional compressors stations under construction
	Receipt Points	• Energy Transfer Gathering System • Williams Gathering System	
	Delivery Points	• Tennessee Pipeline • Transco Pipeline	
Texas Creek	System Details	• 60 miles of pipeline • 200,000 MMBtu/d capacity	• Infield gathering system operating in the Marcellus Shale in Northeast Pennsylvania • Compressor and dehydration stations capable of moving ~200,000 MMBtu/d • Key delivery points include Tennessee and Transco Interstate Pipeline System (via Regency) • Received acreage dedication and ample minimum volume commitments from producers
	Receipt Points	• Infield gathering	
	Delivery Points	• Tennessee Pipeline • Transco Pipeline (via Energy Transfer)	
Marshlands	System Details	• 21 miles • 80,000 MMBtu/d gathering capacity	• Infield gathering system operating in the Marcellus Shale in northeast Pennsylvania • Purchased in early 2019, a Gas Gathering Agreement is in place with shipper including ample minimum volume commitment and acreage dedication
	Receipt Points	• Infield gathering	
	Delivery Points	• Dominion Transmission	

Source: Company filings and presentations.

24

PennEast System Summary (Under Development)

System Description

- ~$1bn project located in Eastern Pennsylvania and Western New Jersey that delivers 1.1 Bcf/d of natural gas (90% subscribed)
- 120 mile natural gas pipeline originates in Dallas, PA and terminate near Pennington, NJ
- UGIES (operator) and its equal partners Southern Company, New Jersey Resources, South Jersey Industries and Enbridge, all plan to be customers under 15-year contracts
- Received FERC approval in 2018 and plans to commence construction type activities expected to begin in 2020 with a seven month construction period

System Highlights

System Details	• 120 miles of 36" pipeline, 1.1 Bcf/d capacity
Compression	• Kidder Township, Carbon County, PA
Receipt Points	• Auburn, Transco, Williams, Energy Transfer
Delivery Points	• Transco, Columbia Gas Transmission, Texas Eastern Transmission, Algonquin
Key Shippers	Southern Company; New Jersey Natural Gas; Cabot Oil & Gas Corporation; SJI



PennEast
PIPELINE
Wyoming
Lackawanna
Scranton
Wilkes-Barre
Luzerne
Monroe
Sussex
Warren
Morris
Jim Thorpe
Carbon
Northampton
Easton
Schuylkill
Allentown
Bethlehem
Hunterdon
Somerset
Lambertville
Bucks
Doylestown
Berks
Mercer
Trenton
Montgomery
Lancaster
Chester
Philadelphia
Burlington
Delaware

990,000 Dth/day already subscribed; represents 90% of total project capacity

Source: Company filings and presentations.

25

UGIES Legacy Historical Financial Performance (1) UGIES Historical Margin Breakdown ($ in mm) 11% & 12% colder than 21% & 15% warmer than normal winter, respectively normal winter, respectively $310 $292 $285 $35 $46 $44 $249 $245 $241 $27 $28 $34 $164 $225 $185 $180 $137 $32 $135 $130 $126 $174 $168 $18 $161 $16 $28 $35 $75 $52 $58 $47 $49 $68 $62 $60 $61 $57 $58 $50 $49 $48 $46 $42 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 3/31 LTM (2) Commodity Marketing Midstream Power Generation (1) Margin is a non-GAAP measure. See GAAP reconciliation in the appendix. 26 (2) Includes LNG Peak Shaving. UGIES Legacy Historical Financial Performance (1) UGIES Historical Margin Breakdown ($ in mm) 11% & 12% colder than 21% & 15% warmer than normal winter, respectively normal winter, respectively $310 $292 $285 $35 $46 $44 $249 $245 $241 $27 $28 $34 $164 $225 $185 $180 $137 $32 $135 $130 $126 $174 $168 $18 $161 $16 $28 $35 $75 $52 $58 $47 $49 $68 $62 $60 $61 $57 $58 $50 $49 $48 $46 $42 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 3/31 LTM (2) Commodity Marketing Midstream Power Generation (1) Margin is a non-GAAP measure. See GAAP reconciliation in the appendix. 26 (2) Includes LNG Peak Shaving.

Columbia Midstream Group 27 Columbia Midstream Group 27

Strategic Platform Underpinned by Long-Term Contracts

Overview of CMG

- Five recently constructed assets enhance existing gathering business and expand UGI into processing, treating, and liquids handling services
- ~95% of CMG's 2019E revenue is from take-or-pay contracts or acreage dedication with active operators in the Appalachian Basin
- Diversified customer base; 90% of current contracts have tenor greater than 5 years
- Connectivity to key market hubs creates optimization opportunities
  - Each system provides multiple interconnection or processing hubs enhancing producer net backs
  - Allows customers to fill capacity commitments on interconnecting pipelines
- Strategically located assets adjacent to long-haul pipelines allows for future expansion

2019E Contract Profile



Other
3%
Usage
3%
Acreage dedication
26%
Take-or-Pay
64%

2019E Contract Tenor



Usage
4%
<5 years
6%
5–8 years
24%
>10 years
49%
8–10 years
16%

Systems located in the core regions of the Appalachian Basin



Ohio
Pennant
Big Pine
Pennsylvania
East Washington
Gibraltar
Majorsville
West Virginia

Source: Company filings and presentations.

28

UGI Energy Services

CMG Acquisition Rationale

Establishes midstream platform with substantial scale	• Adds significant scale and scope of operations to UGI's existing natural gas midstream business in the Appalachian Basin • Expands base of quality business partners and customers • Provides UGI with a full suite of midstream services, including in-basin transportation, dry and wet gas gathering, and natural gas processing
Cash flows supported by take-or-pay contracts and acreage dedication	• Weighted average contract life of ~9 years; ~64% take-or-pay • Existing contracts with multiple producers backed by strong credit ratings and high quality acreage positions in Southwest Marcellus • Located in one of the most prolific natural gas basins with attractive well economics
Synergies with UGI subsidiaries	• Supply and Logistics: Creates wholesale opportunities to assist producers in optimizing their access to the highest value market • Retail Gas Marketing: Facilitates access to local supply sourced from producers shipping on the CMG gathering assets
Contracted growth opportunities	• Visible expansion projects supported by significant contracted cash flow component and attractive build multiples • Existing UGIES footprint, acquired CMG assets and future expansion projects drive deleveraging through strong free cash flow generation

29

UGI Energy Services

Columbia Midstream Group System Summary

	Big Pine	Gibraltar	Majorsville	East Washington	Pennant[(1)]
Services Provided	Dry gas gathering	Dry gas gathering	Wet gas gathering	Infield gathering	Gas gathering and processing
Length (miles)	67	25	46	21	82
Diameter (in)	20, 24	36	16, 20	8, 12, 16	16, 20, 24
Capacity (MMBtu/d)	~425,000	~1,000,000	~350,000	~300,000	~600,000 (gathering) ~240,000 (processing)
LTM Volumes (MMBtu/d)	~1,054,000				
LTM Margin ($ in mm)	$113mm				
# of Shippers	4	3	6	1	3
Contract Type	MVC and Acreage Dedication	MVC and Usage / Interruptible	Demand Based (w/ ToP fee on Capacity) / Interruptible	Acreage Dedication with MVC component	MVC, AMI w/ Usage and Cost-of-Service
% of Take-or-Pay	~64%				
Weighted Average Contract Life	~9 years across all assets				
Key Customers	CNX, equinor, Chevron, HG Energy, Hilcorp, PinOak, PennEnergy Resources, Range Resources, Snyder Brothers, SWN Southwestern Energy, XTO Energy				

(1) Reflects 100% capacity on the system. CMG owns a 47.025% joint venture interest in Pennant.

30

CMG System Summary

Big Pine System Description

- Big Pine's base system was completed in 2013 and originally consisted of ~57 miles of dry gas gathering capability
- An additional ~10 mile expansion was completed in 2016 for a total of ~67 miles
  - Included a connection to the Bluestone Gas Plant operated by MarkWest (MPLX affiliate) and additional compression
- The system is fully contracted and support by a mix of acreage dedications and take-or-pay commitments under long-term contracts
  - Anchor shipper contract underpinned by large acreage dedication
- Bowser meter expansion and recently installed producer gathering lines completed 1H 2019

System Details	• In-service date: 2013 • ~425,000 MMBtu/d capacity
Compression	• One 4,000 HP compressor station
Receipt Points	• Various gathering connections from gas producers • XTO processing plant • Bluestone processing plant (MarkWest)
Delivery Points	• DTI, TCO[1], TETCO
Contract Summary	• MVC and Acreage Dedication

Gibraltar System Summary

- The Gibraltar system was placed into service in late 2017 to transport dry gas through Washington County, PA
- Runs adjacent to CMG's Majorsville pipeline and provides access to Columbia Gas Transmission's XPress pipeline grid with ~1.8Bcf/d of receipt takeaway capacity at TCO Pool and downstream markets
- Underpinned by three producer contracts with the anchor shipper having backstopped the project with a MVC of 300,000 MMBtu/d; increasing to 400,000 MMBtu/d in December 2019
- Receives gas from direct producer connections and from the Houston gas processing plant
- The Houston plant is operated by MarkWest and was upgraded in 2018 to 720 MMcf/d of total capacity

System Details	• In service late 2017 • ~1,000,000 MMBtu/d capacity • 25 miles of 36 inch dry gas gathering system
Compression	• One 10,000 HP compressor station with expandability
Receipt Points	• Dry gas from direct connections to producers • Tailgate volumes from Houston gas plant (MarkWest)
Delivery Points	• TCO, TETCO / Nexus
Contract Summary	• MVC and Usage / Interruptible

Source: Company filings and presentations.
(1) TCO delivery point currently inactive.

31

CMG System Summary (Cont'd)

Majorsville System Description

- The Majorsville system is located on top of core Marcellus wet gas drilling activity
- Provides access to two processing plants
  - Majorsville: Operated by MarkWest with 1.3 Bcf/d of processing capacity (additional 200 MMcf/d of capacity added in 2018
  - Ft. Beeler: Operated by Williams with 0.5 Bcf/d of capacity
- Four segments of pipe, including two wet gas gathering lines and two residue gas outlets from the Majorsville processing plants
- Contracts in place with six different area producers, which have allowed the system to operate near capacity since 2017
- A substantial portion of their volumes come from demand based contracts, which earn a take-or-pay fee on capacity, plus incremental fees for actual throughput volumes

Line 1758 ~300,000 MMBtu/d	• High pressure, 21 miles, 20 inch pipe • Gathers wet gas from Victory Storage area and other receipts for delivery into the Majorsville plant
Line 1360 ~88,000 MMBtu/d	• Low pressure, 21 miles, 16 inch pipe • Gathers west gas from MarkWest Liberty System • Delivery into MarkWest Majorsville plant
Line 1758 ~338,000 MMBtu/d	• Residue outlet, 4 miles, 16 inch pipe • Receives gas from Majorsville plant and Gibraltar • Provides deliveries into TETCO / Nexus
TCO Meter	• Residue outlet • Delivers gas into Columbia Gas Line 1758
Contract Summary	• Demand Based (w / ToP fee on Capacity)

East Washington System Summary

- East Washington gathering system constructed to service a single system producer (Ba2 / BB+)
- Take-or-pay demand based contract of 100,000 MMBtu/d, as well as an acreage dedication for the additional capacity of the system
- At Producer's discretion, CMG would be obligated to add compression to the system; Producer pays an incremental fee on the rated capacity of the compression facility over a ten years
- Tie-in gathering lines to new wells pads are built by the shipper
- Delivery points are TCO (Line 1570) and Equitrans, with the majority of volumes being delivered to Equitrans
- Producer recently came to an agreement with Equitrans for additional takeaway from the area increasing optionality and throughput for the gathering system

System Details	• In service date: 2015 • Constructed to service a single customer • ~300,000 MMBtu/d capacity • 21 miles of 8', 12' and 16' pipe
Compression	• None
Receipt Points	• Various producer delivery points across the system
Delivery Points	• TCO • Equitrans
Contract Summary	• Acreage Dedication with MVC component

Source: Company filings and presentations.

32

UGI Energy Services

Pennant System Summary

System Description

- 47.025% ownership in a JV with Harvest Pipeline, a subsidiary of Hilcorp Energy Company ("Hilcorp") and Three Rivers Midstream (affiliate of Williams)
- CMG is operator of the system, which was completed and placed in-service mid-2014 with AMI consisting of six counties
- Gathers wet gas in Ohio and Pennsylvania for delivery into the Hickory Bend processing plant in Mahoning County (plant 100% owned by the joint venture)
  - Wet gas gathering and processing volumes are under a MVC contract with one primary customer
- Additional dry gas gathering and processing contracts are under acreage dedication with cost-of-service rate of return / usage fees

System Details	• Cryogenic gas processing plant • ~240,000 MMBtu/d capacity
Wet Gas Header	• 43 mile, 20 and 24 inch pipe
Y-Grade Line	• 38 mile, 16 and 20 inch pipe
Y-Grade Outlets	• Harrison Hub Fraction Facility Scio
Residue Outlets	• Dominion East Ohio • TGP
Contract Summary	• MVC, AMI w/ Usage and Cost-of-Service

Source: Company filings and presentations.

33

UGI Energy Services

Columbia Midstream Group Contract Summary

	Big Pine		Gibraltar		Majorsville			East Washington	Pennant[1]	
Contract Type	Take-or-pay	Acreage dedication	Take-or-pay	Interruptible	Take-or-pay	Demand / Usage	Interruptible	Acreage dedication	Take-or-pay (Gathering)	Take-or-pay (Processing)
Contracted Capacity (MMBtu/d)	~175,000	~240,000	~525,000[2]	NA	~150,000[3]	~175,000	~25,000	~300,000	~200,000	~175,000
Expiration	~9 years across all assets									
Renewal Terms	Annual evergreen / five year evergreen	Annual evergreen	Annual evergreen	Annual renewal	Annual evergreen	None	None	Five year renewal with annual evergreens	Five year evergreens (x2)	Five year evergreens (x2)

Source: Company filings and presentations.
(1) Reflects 100% capacity on the system.
(2) Gibraltar contracted capacity based off of existing MVC of 300,000 MMBtu/d increasing to 400,000 MMBtu/d in December 2019 and with the MRC dropping from 300,000 MMBtu/d to 121,000 MMBtu/d at the time.
(3) Shipper has the option to flow volumes of 150,000 MMBtu/d across either the Gibraltar or Majorsville system.

34

Columbia Midstream Group Historical Margin ($ in mm) $12.4 $10.3 $9.8 $9.8 $8.2 $8.3 $8.1 $7.9 $7.7 $7.7 $7.5 $7.4 $7.0 $6.9 $6.7 $6.6 $6.6 $6.6 $6.3 $6.1 $6.1 $5.9 $5.6 $5.7 Jan-17 Feb-17 Mar-17 Apr-17 May-17 Jun-17 Jul-17 Aug-17 Sep-17 Oct-17 Nov-17 Dec-17 Jan-18 Feb-18 Mar-18 Apr-18 May-18 Jun-18 Jul-18 Aug-18 Sep-18 Oct-18 Nov-18 Dec-18 Historical Volume Existing capacity: ~2,675,000 MMBtu/d (‘000s MMBtu/d) 1,173 1,169 1,161 1,133 1,084 1,035 1,015 1,010 1,014 972 935 937 907 876 842 823 823 799 761 761 754 686 689 655 Jan-17 Feb-17 Mar-17 Apr-17 May-17 Jun-17 Jul-17 Aug-17 Sep-17 Oct-17 Nov-17 Dec-17 Jan-18 Feb-18 Mar-18 Apr-18 May-18 Jun-18 Jul-18 Aug-18 Sep-18 Oct-18 Nov-18 Dec-18 Source: Company filings and presentations. 35 Columbia Midstream Group Historical Margin ($ in mm) $12.4 $10.3 $9.8 $9.8 $8.2 $8.3 $8.1 $7.9 $7.7 $7.7 $7.5 $7.4 $7.0 $6.9 $6.7 $6.6 $6.6 $6.6 $6.3 $6.1 $6.1 $5.9 $5.6 $5.7 Jan-17 Feb-17 Mar-17 Apr-17 May-17 Jun-17 Jul-17 Aug-17 Sep-17 Oct-17 Nov-17 Dec-17 Jan-18 Feb-18 Mar-18 Apr-18 May-18 Jun-18 Jul-18 Aug-18 Sep-18 Oct-18 Nov-18 Dec-18 Historical Volume Existing capacity: ~2,675,000 MMBtu/d (‘000s MMBtu/d) 1,173 1,169 1,161 1,133 1,084 1,035 1,015 1,010 1,014 972 935 937 907 876 842 823 823 799 761 761 754 686 689 655 Jan-17 Feb-17 Mar-17 Apr-17 May-17 Jun-17 Jul-17 Aug-17 Sep-17 Oct-17 Nov-17 Dec-17 Jan-18 Feb-18 Mar-18 Apr-18 May-18 Jun-18 Jul-18 Aug-18 Sep-18 Oct-18 Nov-18 Dec-18 Source: Company filings and presentations. 35

UGI Energy Services Pro Forma 36 UGI Energy Services Pro Forma 36

Transformative acquisition enhances business portfolio mix and scale (1) Creates contracted natural gas portfolio of scale Increasing Fee-Based Margin • CMG acquisition rebalances UGI toward highly-contracted 2013A Margin natural gas assets with fee-based margins and take or pay components 61% 39% • Cash flows supported by long-term contract structure with creditworthy customer base and a large take-or- pay component Appalachia System G&P Capacity • Development projects further enhance stability of cash (in ‘000 MMbtu/d) flows, with PennEast being fully subscribed with 15 year 9,591 contracts 2023E Margin CMG UGIES 6,294 6,060 • Pro forma system capacity of ~4.0 Bcf/d approaching 81% 19% scale of blue-chip investment-grade competitors 3,998 • Geographic synergies and complementary assets provide increased access to long-haul pipelines and facilitate MPLX Williams Antero PF UGIES All Other Margin Fee-Based Margin future expansion Baa2 / Baa3 / Ba2 / NR / BBB BBB BB+ NR (1) Margin is a non-GAAP measure. See appendix for reconciliation. 37 Transformative acquisition enhances business portfolio mix and scale (1) Creates contracted natural gas portfolio of scale Increasing Fee-Based Margin • CMG acquisition rebalances UGI toward highly-contracted 2013A Margin natural gas assets with fee-based margins and take or pay components 61% 39% • Cash flows supported by long-term contract structure with creditworthy customer base and a large take-or- pay component Appalachia System G&P Capacity • Development projects further enhance stability of cash (in ‘000 MMbtu/d) flows, with PennEast being fully subscribed with 15 year 9,591 contracts 2023E Margin CMG UGIES 6,294 6,060 • Pro forma system capacity of ~4.0 Bcf/d approaching 81% 19% scale of blue-chip investment-grade competitors 3,998 • Geographic synergies and complementary assets provide increased access to long-haul pipelines and facilitate MPLX Williams Antero PF UGIES All Other Margin Fee-Based Margin future expansion Baa2 / Baa3 / Ba2 / NR / BBB BBB BB+ NR (1) Margin is a non-GAAP measure. See appendix for reconciliation. 37

UGI Energy Services

Summary of Growth Projects

Major Capital Projects

Asset	Description	Net Capex
PennEast	Long-haul pipeline delivering natural gas to key utilities in PA & NJ with construction type activities expected to begin in 2020	$200mm
Columbia Midstream Group	Trunkline expansion	$300mm - $500mm
	In-field gathering build-out	
	Compression addition	

- UGIES has identified capital investment opportunities in both legacy and CMG portfolio at estimated build multiples of 5.0x – 7.0x
- Growth projects underwritten by attractive contracts with existing customers
- PennEast development represents highly-contracted cash flow profile at ~90% subscription
  - Anticipated to execute non-recourse project financing upon completion of the project
- Remaining capital expenditure program funded through operating cash flow

PennEast (Under Development)



Hickory Bend Gathering & Processing



38

UGIES + CMG Pro Forma Business (1) (1) Historical Margin EBITDA ($ in mm) ($ in mm) $304 $405 $362 $95 $321 $292 $285 $113 $76 $241 $83 $252 $234 $310 $222 $249 $245 $212 (2) $55 $91 2014A 2015A 2016A 2017A 2018A 3/31 LTM $175 UGIES CMG Capital Expenditures ($ in mm) $156 $221 $140 $136 $21 $179 $26 $108 $161 $44 $88 $32 $7 $38 $12 $135 $89 $77 $79 $71 2014A 2015A 2016A 2017A 2018A 2014A 2015A 2016A 2017A 2018A 3/31 LTM UGIES CMG UGIES Growth UGIES Maintenance CMG Source: Company filings and presentations. 39 Note: Fiscal year end of September 30. Earliest CMG data as of January 1, 2017. Represents annualized data from January 1, 2017 – September 30, 2017. CMG reflects Adjusted EBITDA. (1) EBITDA and Margin are non-GAAP measures. See GAAP reconciliation in the appendix. (2) CMG EBITDA adjusted for loss on sale of miscellaneous assets and allocated parent overhead expenses. UGIES + CMG Pro Forma Business (1) (1) Historical Margin EBITDA ($ in mm) ($ in mm) $304 $405 $362 $95 $321 $292 $285 $113 $76 $241 $83 $252 $234 $310 $222 $249 $245 $212 (2) $55 $91 2014A 2015A 2016A 2017A 2018A 3/31 LTM $175 UGIES CMG Capital Expenditures ($ in mm) $156 $221 $140 $136 $21 $179 $26 $108 $161 $44 $88 $32 $7 $38 $12 $135 $89 $77 $79 $71 2014A 2015A 2016A 2017A 2018A 2014A 2015A 2016A 2017A 2018A 3/31 LTM UGIES CMG UGIES Growth UGIES Maintenance CMG Source: Company filings and presentations. 39 Note: Fiscal year end of September 30. Earliest CMG data as of January 1, 2017. Represents annualized data from January 1, 2017 – September 30, 2017. CMG reflects Adjusted EBITDA. (1) EBITDA and Margin are non-GAAP measures. See GAAP reconciliation in the appendix. (2) CMG EBITDA adjusted for loss on sale of miscellaneous assets and allocated parent overhead expenses.

Significant Capital Investment to Date UGIES Cumulative Capital Expenditures ($ in mm) $1,247 UGIES’s has shown sustained commitment to the expansion of $1,137 its midstream business $1,041 $885 $797 $688 $506 $446 $321 $204 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 (1) Midstream Power Generation Other (1) Includes LNG Peak Shaving. 40 Significant Capital Investment to Date UGIES Cumulative Capital Expenditures ($ in mm) $1,247 UGIES’s has shown sustained commitment to the expansion of $1,137 its midstream business $1,041 $885 $797 $688 $506 $446 $321 $204 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 (1) Midstream Power Generation Other (1) Includes LNG Peak Shaving. 40

3. Key Credit Highlights 41 3. Key Credit Highlights 41

Key Highlights Critical midstream infrastructure serving high-demand markets 1 Strategically located in the core regions of the Marcellus & Utica 2 Stable cash flows derived from long-term contracts with substantial take-or-pay component 3 Diverse customer base of high quality, well-capitalized producers and end users of scale 4 Low opening leverage when in comparison to industry peers 5 Strategic relationship with UGI family of companies 6 Experienced management team with proven track record 7 42 Key Highlights Critical midstream infrastructure serving high-demand markets 1 Strategically located in the core regions of the Marcellus & Utica 2 Stable cash flows derived from long-term contracts with substantial take-or-pay component 3 Diverse customer base of high quality, well-capitalized producers and end users of scale 4 Low opening leverage when in comparison to industry peers 5 Strategic relationship with UGI family of companies 6 Experienced management team with proven track record 7 42

Critical midstream infrastructure serving high-demand markets 1 Asset Highlights Pro Forma Asset Footprint • UGIES pipelines serve some of the basin’s Storage Auburn largest public and private oil and gas producers Union Dale Marshlands Texas Creek • Legacy business provides dry gas gathering and storage services to key shippers in NE Pennant Pennsylvania • Critical gas supplier for LDCs serving large Mt. Ponderosa Big Pine Bethel population centers along the East Coast Sunbury • CMG acquisition diversifies into wet-gas Majorsville gathering and processing in SW Marcellus Penn East with attractive growth potential (Under Development) E. Washington • Midstream system functions as an intra-basin Storage Gibraltar Gas Processing transportation system, connecting critical pieces Power Plant of infrastructure LNG Peaking Facility • LNG peaking provides steady & predictable stream of cash flows with A-rated counterparty • Power generation assets include baseload capacity in the PJM market UGIES operates a diversified, integrated midstream platform with complementary businesses across the energy value chain Note: Orange color denotes UGIES owned assets, black denotes 3rd party assets 43 Critical midstream infrastructure serving high-demand markets 1 Asset Highlights Pro Forma Asset Footprint • UGIES pipelines serve some of the basin’s Storage Auburn largest public and private oil and gas producers Union Dale Marshlands Texas Creek • Legacy business provides dry gas gathering and storage services to key shippers in NE Pennant Pennsylvania • Critical gas supplier for LDCs serving large Mt. Ponderosa Big Pine Bethel population centers along the East Coast Sunbury • CMG acquisition diversifies into wet-gas Majorsville gathering and processing in SW Marcellus Penn East with attractive growth potential (Under Development) E. Washington • Midstream system functions as an intra-basin Storage Gibraltar Gas Processing transportation system, connecting critical pieces Power Plant of infrastructure LNG Peaking Facility • LNG peaking provides steady & predictable stream of cash flows with A-rated counterparty • Power generation assets include baseload capacity in the PJM market UGIES operates a diversified, integrated midstream platform with complementary businesses across the energy value chain Note: Orange color denotes UGIES owned assets, black denotes 3rd party assets 43

1 Critical midstream infrastructure serving high-demand markets

UGIES assets are located strategically close to low-cost supply and demand centers

Low cost supply:

- UGIES assets are located in the core region of the Appalachian Basin, with volumes supported by long-lived, low-cost resources
  - Production from the Appalachian region has grown at a CAGR of 14% from 2014
  - Projections show Marcellus and Utica will account for 32% of U.S. gas production by 2024

Growing regional and national demand:

- Natural gas demand is poised to continue growing in the U.S. and especially in the regions served by the assets
  - U.S. demand set to grow 1.9% to 2024, with the NE growing at 2.5%
  - National demand growth is supported by increasing long-haul takeaway capacity to serve growing Gulf Coast demand
  - Regional demand story driven by proximity to major population centers and a major transition of the Northeastern power generation fleet from coal to gas

Natural gas demand projections



(Bcf/d)
140
120
100
80
60
40
20
0
2015 2016 2017 2018 2019 2020 2021 2022 2023 2024
75 75 74 82 85 87 88 90 92 92
22 22 22 24 25 25 26 27 28 27
6 7 6 7 8 8 9 9 10 9
2.1% CAGR
2.3% CAGR
4.8% CAGR
Regional power demand
Regional total demand (1)
Total national demand growth

Source WoodMackenzie, Company information.
(1) Includes Illinois, Michigan, Delaware, Ohio, District of Columbia, Maryland, Virginia, West Virginia, New Jersey, New York, and Pennsylvania.

44

Strategically located in the core regions of the Marcellus & Utica 2 • UGIES’s pipelines are located in one of North America’s Active Rig Footprint in Core of Basins most prolific natural gas producing basins • Activity has increased to drive both SW Appalachia & NE Appalachia production • Approximately 65% and 35% of rigs are located in SW Appalachia & NE Appalachia, respectively • Both sub-regions of the Appalachia have improved drilling & completions costs, creating one of the most economic gas basins, driving significant production growth Active Rigs & Permits Historical & Projected Production history forecast 141 301 23 2,040 66 active active rigs permits 43 1,598 NE Marcellus Marcellus Utica Other Southwest Appalachia Northeast Appalachia Marcellus Utica Marcellus Utica Other Source RSEG, WoodMackenzie, and DrillingInfo. 45 Strategically located in the core regions of the Marcellus & Utica 2 • UGIES’s pipelines are located in one of North America’s Active Rig Footprint in Core of Basins most prolific natural gas producing basins • Activity has increased to drive both SW Appalachia & NE Appalachia production • Approximately 65% and 35% of rigs are located in SW Appalachia & NE Appalachia, respectively • Both sub-regions of the Appalachia have improved drilling & completions costs, creating one of the most economic gas basins, driving significant production growth Active Rigs & Permits Historical & Projected Production history forecast 141 301 23 2,040 66 active active rigs permits 43 1,598 NE Marcellus Marcellus Utica Other Southwest Appalachia Northeast Appalachia Marcellus Utica Marcellus Utica Other Source RSEG, WoodMackenzie, and DrillingInfo. 45

2 Appalachian basin continues to see growth New-well Gas Production per Rig Appalachian Natural Gas Production 18 180 35 16 160 30 14 140 25 12 120 20 10 100 8 80 15 6 60 10 4 40 5 2 20 - - - 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Production per rig Rig count Rig count has stabilized in the Appalachia Region; production per rig and total production has continued to increase Source: EIA June 2019 Appalachian Basin Drilling Productivity Report. 46 Mcf / day Rig Count Bcf / day2 Appalachian basin continues to see growth New-well Gas Production per Rig Appalachian Natural Gas Production 18 180 35 16 160 30 14 140 25 12 120 20 10 100 8 80 15 6 60 10 4 40 5 2 20 - - - 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Production per rig Rig count Rig count has stabilized in the Appalachia Region; production per rig and total production has continued to increase Source: EIA June 2019 Appalachian Basin Drilling Productivity Report. 46 Mcf / day Rig Count Bcf / day

Stable cash flows derived from long-term contracts with take-or-pay component 3 (2) WE NEED TO DIG INTO THESE Cash Flow Highlights Summary of Remaining Contract Tenure NUMBERS AND PAGE. THIS IS A < 1 Year • UGIES operates a diverse asset portfolio with limited CMG PAGE AND DOES REPRESENT direct commodity exposure 20+ PRO-FORMA Years • Columbia Midstream Group average remaining contract life of ~9 years, with UGIES average contract lengths 1 - 3 10 - 20 between 15 and 30 years Years Years • Stable base business supports leverage profile 3 - 10 Years • Growth and expansion plans are underpinned by take- or-pay contract component Take-or-Pay Percentage 23% 42% 43% 58% 67% 69% 72% 78% 82% 100% 77% 58% 57% 42% 33% 31% 28% 22% 18% – (1) SMLP EQM UGIES ENBL CEQP DCP TRGP ENLC AM CNXM Take-or-Pay Unsecured Cash Flow Source: Wall Street Research. 47 (1) Represents weighted average ToP percentage based on ~50% of UGIES $89mm LTM margin and 64% of CMG $113mm LTM margin. (2) Represents CMG business only. Stable cash flows derived from long-term contracts with take-or-pay component 3 (2) WE NEED TO DIG INTO THESE Cash Flow Highlights Summary of Remaining Contract Tenure NUMBERS AND PAGE. THIS IS A < 1 Year • UGIES operates a diverse asset portfolio with limited CMG PAGE AND DOES REPRESENT direct commodity exposure 20+ PRO-FORMA Years • Columbia Midstream Group average remaining contract life of ~9 years, with UGIES average contract lengths 1 - 3 10 - 20 between 15 and 30 years Years Years • Stable base business supports leverage profile 3 - 10 Years • Growth and expansion plans are underpinned by take- or-pay contract component Take-or-Pay Percentage 23% 42% 43% 58% 67% 69% 72% 78% 82% 100% 77% 58% 57% 42% 33% 31% 28% 22% 18% – (1) SMLP EQM UGIES ENBL CEQP DCP TRGP ENLC AM CNXM Take-or-Pay Unsecured Cash Flow Source: Wall Street Research. 47 (1) Represents weighted average ToP percentage based on ~50% of UGIES $89mm LTM margin and 64% of CMG $113mm LTM margin. (2) Represents CMG business only.

Diverse customer base of high quality, well-capitalized producers and end users 4 Customer & End User Enterprise Value ($ in mm) $264,172 $80,813 $10,678 $5,800 $5,609 $5,196 $4,618 $3,372 CVX EQNR COG SJI NJR RRC CNX SWN UGIES Customers Continue to be Active Across the Basin (Rig count) 10 UGIES shippers currently running 23 rigs 7 5 4 4 3 3 3 2 2 2 2 2 2 1 1 1 EQT ASC SWN Tug CNX COG Sen Ant REP RRC CHK BKV Chev XTO PENN HIL SNY Source: RigData and FactSet as of 7/16/19. 48 Diverse customer base of high quality, well-capitalized producers and end users 4 Customer & End User Enterprise Value ($ in mm) $264,172 $80,813 $10,678 $5,800 $5,609 $5,196 $4,618 $3,372 CVX EQNR COG SJI NJR RRC CNX SWN UGIES Customers Continue to be Active Across the Basin (Rig count) 10 UGIES shippers currently running 23 rigs 7 5 4 4 3 3 3 2 2 2 2 2 2 1 1 1 EQT ASC SWN Tug CNX COG Sen Ant REP RRC CHK BKV Chev XTO PENN HIL SNY Source: RigData and FactSet as of 7/16/19. 48

UGIES operates amongst the most active producers in the basin 4 Southwest Appalachia Northeast Appalachia UGIES Pipelines Source: PLSX. 49 UGIES operates amongst the most active producers in the basin 4 Southwest Appalachia Northeast Appalachia UGIES Pipelines Source: PLSX. 49

Low opening leverage when in comparison to industry peers 5 (1) 2019E Total Leverage Credit Rating (Moody’s / S&P): Baa3 / Ba1 / Ba2 / Ba1 / Ba3 / Ba3 / Baa3 / Ba2 / B1 / [ ] / BBB BB+ BB+ BBB- BB- BB- BBB- BB+ BB- [ ] 5.6x 5.2x 4.9x 4.8x 4.7x 4.6x 4.3x 3.9x 3.4x 3.2x 2.8x (2) TRGP MMLP ENLC DCP EQM SMLP CEQP ENBL AM CNXM UGIES Source: Wall Street Research and company filings. 50 (1) Rating agency leverage that reflects adjustments made to total debt and EBITDA that Moody’s typically applies. (2) Represents leverage based on LTM pro forma Adjusted EBITDA. Low opening leverage when in comparison to industry peers 5 (1) 2019E Total Leverage Credit Rating (Moody’s / S&P): Baa3 / Ba1 / Ba2 / Ba1 / Ba3 / Ba3 / Baa3 / Ba2 / B1 / [ ] / BBB BB+ BB+ BBB- BB- BB- BBB- BB+ BB- [ ] 5.6x 5.2x 4.9x 4.8x 4.7x 4.6x 4.3x 3.9x 3.4x 3.2x 2.8x (2) TRGP MMLP ENLC DCP EQM SMLP CEQP ENBL AM CNXM UGIES Source: Wall Street Research and company filings. 50 (1) Rating agency leverage that reflects adjustments made to total debt and EBITDA that Moody’s typically applies. (2) Represents leverage based on LTM pro forma Adjusted EBITDA.

UGI Energy Services

6 UGIES Supported by Strong Relationships Across UGI Businesses

UGIES is a key strategic priority for UGI and benefits from the support of both the corporate entity and other UGI businesses, together a ~$17bn company[1]

- UGIES has been a critical driver of growth for UGI Corp and is a focus of UGI Corp's natural gas business growth strategy
- UGI has a demonstrated track record of investment in its midstream business, which it has grown both organically and through M&A with total cumulative capital investment of over $1.2 billion from $135mm in annual margin in 2010 to $310mm in 2018

UGIES benefits from strong relationships with UGI family of companies

UGI Corp is a strong source of capital to fund UGIES's growth

- UGI Corp committed to $3.7 billion of capex across the company through 2022, 70% of which will be dedicated UGIES and Utilities

Strong contractual relationships with UGI Utilities

- UGI Utilities is the primary counterparty for UGIES's LNG / Peak Shaving business as well as a key end user on the Auburn pipeline
- UGIES provides a source of competitive low-cost supply to the UGI Utilities, creating a synergistic relationship which helps add new customers to the UGI Utilities network
- New CMG assets will provide additional retail marketing opportunities

CMG acquisition drives potential for stronger relationships with AmeriGas & International

- CMG's access to wet gas processing will open up propane supply opportunities
- This new propane source could be an attractive and cost effective supply alternative for AmeriGas and UGI International
- Could also eliminate the need for AmeriGas to utilize 3rd party marketers to source propane

(1) Pro forma for AmeriGas Partners, L.P ("APU") buy-in simplification transaction by UGI, where UGI will issue 34.6mm shares to APU unit holders and pay $7.63 per APU unit. UGI consolidates 100% of APU EBITDA currently. Pro forma for CMG acquisition. Assumes pro forma share count of 208.8mm UGI shares, $6,641mm total debt, and $363mm cash as of 7/16/2019.
(2) Represents multi-year average targets.

51

Strategic relationship with UGI family of companies 6 Base Business & UGI Dividends Regulatory and Share Earnings Growth Repurchase $1.1bn - $1.4bn Cash from Operations Investment Capital Capital and M&A Earnings Expenditures, M&A Growth & Other $150mm - $200mm Financing CMG acquisition illustrates UGI Corporation’s commitment to utilizing FCF to invest in Midstream & Marketing Note: All figures represent multi-year average targets. 52 Strategic relationship with UGI family of companies 6 Base Business & UGI Dividends Regulatory and Share Earnings Growth Repurchase $1.1bn - $1.4bn Cash from Operations Investment Capital Capital and M&A Earnings Expenditures, M&A Growth & Other $150mm - $200mm Financing CMG acquisition illustrates UGI Corporation’s commitment to utilizing FCF to invest in Midstream & Marketing Note: All figures represent multi-year average targets. 52

UGI Energy Services

7 Experienced Management with Proven Track Record

Joe Hartz
UGIES
Chief Executive Officer

- Oversees all operations of UGIES including Human Resources, Sales and Marketing, Finance, Business Development, Gas Supply, Customer Scheduling, Information Technology, Plant Operations, Construction and Engineering
- Has been with UGI for over thirty years, ten years at the Utilities division before moving to UGIES
- Holds a B.S. in Accounting from Pennsylvania State University
- Completed the Advanced Management Program at MIT

Ann Doerries
UGIES
Chief Financial Officer

- Responsible for all financial and risk management activities including accounting, financial planning and analysis, risk and internal control and credit
- Previously held positions at Kinder Morgan, LyondellBasell, Deloitte Consulting, Reliant Energy, and Baker Hughes
- Holds a BBA in Accounting and Marketing from the University of Texas at Austin and is a Certified Public Accountant

Dante D'Alessandro
UGIES
VP of Engineering and Operations

- Oversees the development of all new infrastructure projects through their entire life cycle, which includes engineering and design, land acquisition, permitting, procurement and construction, and responsible for all asset operations
- Holds a B.S. in Mechanical Engineering from Pennsylvania State University and is a licensed Professional Engineer in the Commonwealth of Pennsylvania

Matthew Dutzman
UGIES
VP of Business Development & Power

- Responsible for all corporate development activities for midstream and marketing, including the companies' capital project development and M&A activity. Also, oversees power generation and marketing
- Previously held positions with Southern California Gas Company, Brentwood Resources, Arthur D. Little, and Consolidated Edison
- Holds an MBA from the University of Southern California and a B.S. from Pennsylvania State University

Michael Gibbs
UGIES
VP of Commodity Marketing

- Responsible for the overall strategic and tactical management of commodity sales & marketing
- Previously held positions with TXU Energy, Enserch Energy Services, and Direct Gas Supply Corp.
- Graduate of the New York City College of Technology of the City University of NY

53

Management has Successfully Built an Appalachian Business 7 • Acquired Columbia Midstream 2019 Group, strategically creating st • Completed 1 phase of pan-Appalachia G&P system Auburn expansion • Announced Union Dale lateral, PennEast Pipeline project, and Temple liquefaction expansion 2013 -2014 • Acquired Texas 2017-2018 Creek and Ponderosa Gathering Systems • Initiated construction 2015-2016 • Announced of Manning and Bethlehem LNG Steelton LNG • Received FERC facilities Certificate for • Acquired 15MM Dths of 2011-2012 Marcellus Shale PennEast • Announced Sunbury storage Pipeline • Announced $150mm Auburn • Announced $300mm expansion 2010 in Marcellus • Completed 4-fold expansion Development Projects of Temple LNG facility 54 Management has grown business from $[X]mm EBITDA to $[Y] in 10 years, representing a [Z]% CAGR Management has Successfully Built an Appalachian Business 7 • Acquired Columbia Midstream 2019 Group, strategically creating st • Completed 1 phase of pan-Appalachia G&P system Auburn expansion • Announced Union Dale lateral, PennEast Pipeline project, and Temple liquefaction expansion 2013 -2014 • Acquired Texas 2017-2018 Creek and Ponderosa Gathering Systems • Initiated construction 2015-2016 • Announced of Manning and Bethlehem LNG Steelton LNG • Received FERC facilities Certificate for • Acquired 15MM Dths of 2011-2012 Marcellus Shale PennEast • Announced Sunbury storage Pipeline • Announced $150mm Auburn • Announced $300mm expansion 2010 in Marcellus • Completed 4-fold expansion Development Projects of Temple LNG facility 54 Management has grown business from $[X]mm EBITDA to $[Y] in 10 years, representing a [Z]% CAGR

4. Syndication Details 55 4. Syndication Details 55

Senior Secured Term Loan B Borrower: • UGI Energy Services, LLC (“UGIES” or the “Company”) Facility: • $700 million Senior Secured Term Loan B (the “TLB”) Tenor: • 7 years (2026) • Net proceeds will be used to finance the purchase of Columbia Midstream Group, LLC (the “Target”) and associated Use of Proceeds: transaction fees & expenses • TBD Indicative Rate: OID: • TBD LIBOR Floor: • 0.0% Amortization: • 1.0% per annum Call Protection: • 101 soft call for 6 months • Each of Company's Material Domestic Subsidiaries (Domestic Subsidiaries accounting for 10% of EBITDA or assets, with a Guarantors: 15% cap for all Domestic Subsidiaries that are not Material Domestic Subsidiaries) that are restricted subsidiaries • First priority perfected lien on substantially all property and assets of the Company and subsidiary guarantors, subject to Security: certain thresholds, exceptions and carve outs including but not limited to, accounts receivables and immaterial real property • Customary for facilities of this type and including prepayments from excess cash flow sweep (step-down leverage to be Mandatory Prepayments: agreed), the net proceeds of asset sales, and the issuance of equity or non-permitted debt securities; all mandatory prepayments at par • Customary for facilities of this type Affirmative Covenants: • Customary for facilities of this type and including limitations on indebtedness, liens, guarantees, mergers and acquisitions, asset sales, restricted payments, transactions with affiliates, and investments. Subject to no default and pro forma Negative Covenants: compliance with the Financial Covenant, the Company may make restricted payments with cumulative cash flow not subject to excess cash flow sweep • Minimum debt service coverage ratio of 1.1x Financial Covenant: 56 Senior Secured Term Loan B Borrower: • UGI Energy Services, LLC (“UGIES” or the “Company”) Facility: • $700 million Senior Secured Term Loan B (the “TLB”) Tenor: • 7 years (2026) • Net proceeds will be used to finance the purchase of Columbia Midstream Group, LLC (the “Target”) and associated Use of Proceeds: transaction fees & expenses • TBD Indicative Rate: OID: • TBD LIBOR Floor: • 0.0% Amortization: • 1.0% per annum Call Protection: • 101 soft call for 6 months • Each of Company's Material Domestic Subsidiaries (Domestic Subsidiaries accounting for 10% of EBITDA or assets, with a Guarantors: 15% cap for all Domestic Subsidiaries that are not Material Domestic Subsidiaries) that are restricted subsidiaries • First priority perfected lien on substantially all property and assets of the Company and subsidiary guarantors, subject to Security: certain thresholds, exceptions and carve outs including but not limited to, accounts receivables and immaterial real property • Customary for facilities of this type and including prepayments from excess cash flow sweep (step-down leverage to be Mandatory Prepayments: agreed), the net proceeds of asset sales, and the issuance of equity or non-permitted debt securities; all mandatory prepayments at par • Customary for facilities of this type Affirmative Covenants: • Customary for facilities of this type and including limitations on indebtedness, liens, guarantees, mergers and acquisitions, asset sales, restricted payments, transactions with affiliates, and investments. Subject to no default and pro forma Negative Covenants: compliance with the Financial Covenant, the Company may make restricted payments with cumulative cash flow not subject to excess cash flow sweep • Minimum debt service coverage ratio of 1.1x Financial Covenant: 56

Preliminary Financing Timeline July 2019 August 2019 S M T W T F S S M T W T F S 1 2 3 4 5 6 1 2 3 7 8 9 10 11 12 13 4 5 6 7 8 9 10 14 15 16 17 18 19 20 11 12 13 14 15 16 17 21 22 23 24 25 26 27 18 19 20 21 22 23 24 28 29 30 31 25 26 27 28 29 30 31 Bank holiday Key date July 2, 2019 • Announce definitive agreement for UGIES to acquire CMG Late July 2019 • Launch TLB Early August 2019 • Price and allocate TLB Mid/late August 2019 • Close & fund transaction concurrent with M&A closing 57 Preliminary Financing Timeline July 2019 August 2019 S M T W T F S S M T W T F S 1 2 3 4 5 6 1 2 3 7 8 9 10 11 12 13 4 5 6 7 8 9 10 14 15 16 17 18 19 20 11 12 13 14 15 16 17 21 22 23 24 25 26 27 18 19 20 21 22 23 24 28 29 30 31 25 26 27 28 29 30 31 Bank holiday Key date July 2, 2019 • Announce definitive agreement for UGIES to acquire CMG Late July 2019 • Launch TLB Early August 2019 • Price and allocate TLB Mid/late August 2019 • Close & fund transaction concurrent with M&A closing 57

Appendix 58 Appendix 58

UGI Energy Services

Non-GAAP Reconciliations (UGI Corporation Adjusted Earnings Per Share)

(Millions of dollars, except per share amounts)

	Year Ended September 30,								
	2010	2011	2012	2013	2014	2015	2016	2017	2018
Non-GAAP Reconciliation:									
Adjusted net income attributable to UGI Corporation:									
Net income attributable to UGI Corporation	$251.8	$245.4	$210.2	$278.1	$337.2	$281.0	$364.7	$436.6	$718.7
Net losses (gains) on commodity derivative instruments not associated with current-period transactions (net of tax of $(5.8), $11.5, $6.3, $3.1, $(4.5), $(30.9), $13.5, $31.9, and $26.7 respectively)	8.2	(17.4)	(8.9)	(4.3)	6.6	53.3	(29.9)	(51.2)	(68.1)
Integration and acquisition expenses associated with Finagaz acquired on May 29, 2015 (net of tax of $0, $0, $0, $0, $(2.2), $(7.7), $(10.6),$(13.7), and$(13.7) respectively)					4.3	14.9	17.3	26.2	18.5
Unrealized losses (gains) on foreign currenct derivative instruments (net of tax of $(9.9) and $9.3 in 2017 and 2018, respectively)	–	–	–	–	–	–	–	13.9	(19.6)
Loss on extinguishments of debt (net of tax of $0, $0, $(1.4), $0, $0, $0, $(5.0),$(6.1), and $0 respectively)			2.2		–	–	7.9	9.6	–
Costs associated with extinguishment of debt (net of tax of $0, $(6.6), $0, $0, $0, $(5.7), $0, $0, and $0 respectively)	–	10.4	–	–	–	4.6	–	–	–
Impact of retroactive change in French tax law	–	–	–	–	5.7	–	–	–	–
Integration and acquisition expenses associated with the retail propane businesses of Energy Transfer Partners, L.P. ("Heritage Propane") acquired by the Partnership on January 12, 2012 (net of tax of $0, $0, $(5.6), $(2.8), $0, $0, $0, $0, and $0 respectively)	–	–	8.8	4.4	–	–	–	–	–
Impairment of Partnership tradenames and trademarks (net of tax of $(5.8) in 2018)	–	–	–	–	–	–	–	–	14.5
Impact from change in French tax rate	–	–	–	–	–	–	–	(29.0)	(12.1)
Remeasurement impact from TCJA	–	–	–	–	–	–	–	–	(166.3)
Gain on sale of Atlantic Energy (net of tax of $19.3 in 2010)	(17.2)	0.0	–	–	–	–	–	–	–
Adjusted net income attributable to UGI Corporation	**$242.8**	**$238.4**	**$212.3**	**$278.2**	**$353.8**	**$353.8**	**$360.0**	**$406.1**	**$485.6**
Adjusted diluted earnings per common share attributable to UGI stockholders:									
UGI Corporation earnings per share - diluted	$1.52	$1.45	$1.24	$1.60	$1.92	$1.60	$2.08	$2.46	$4.06
Net losses (gains) on commodity derivative instruments not associated with current-period transactions	0.05	(0.10)	(0.05)	(0.02)	0.04	0.30	(0.17)	(0.29)	(0.39)
Integration and acquisition expenses associated with Finagaz acquired on May 29, 2015	–	–	–	–	0.03	0.08	0.10	0.15	0.10
Unrealized (gains) losses on foreign currency derivative instruments	–	–	–	–	–	–	–	0.08	(0.11)
Loss on extinguishments of debt	–	0.06	0.01	–	–	–	0.04	0.05	–
Costs associated with extinguishment of debt	–	–	–	–	–	0.03	–	–	–
Impact from change in French tax rate	–	–	–	–	0.03	–	–	(0.16)	(0.07)
Integration and acquisition expenses associated with the retail propane businesses of Energy Transfer Partners, L.P. ("Heritage Propane") acquired by the Partnership on January 12, 2012	–	–	0.05	0.03	–	–	–	–	–
Impairment of Partnership tradenames and trademarks	–	–	–	–	–	–	–	–	0.08
Remeasurement impact from TCJA	–	–	–	–	–	–	–	–	(0.93)
Gain on sale of Atlantic Energy	(0.11)	–	–	–	–	–	–	–	–
Adjusted diluted earnings per share	**$1.46**	**$1.41**	**$1.25**	**$1.61**	**$2.02**	**$2.01**	**$2.05**	**$2.29**	**$2.74**

59

UGI Energy Services

Non-GAAP Reconciliations (UGI Corporation Free Cash Flow)

(Millions of dollars, except otherwise noted)

	Year Ended September 30,										
	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008
Net Cash Provided by Operating Activities	$178.5	$141.9	$132.7	$203.5	$247.5	$249.1	$260.7	$437.7	$279.4	$456.2	$464.4
Less: Expenditures for property, plant, and equipment	(69.2)	(70.2)	(71.0)	(78.0)	(94.7)	(100.9)	(133.7)	(158.4)	(191.7)	(223.1)	(232.1)
Free Cash Flow Before Distributions on AmeriGas Partners Publicly Held Common Units	$ 109.3	$ 71.7	$ 61.7	$ 125.5	$ 152.8	$ 148.2	$ 127.0	$ 279.3	$ 87.7	$ 233.1	232.3
Less: Distributions on AmeriGas Partners Publicly Held Common Units	(39.0)	(39.0)	(39.1)	(44.3)	(53.5)	(56.4)	(62.4)	(66.6)	(73.6)	(85.0)	(80.9)
UGI Free Cash Flow After Distributions on AmeriGas Partners Publicly held Common Units	$ 70.3	$ 32.7	$ 22.6	$ 81.2	$ 99.3	$ 91.8	$ 64.6	$ 212.7	$ 14.1	$ 148.1	151.4

	Year Ended September 30,									
	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018
Net Cash Provided by Operating Activities	$665.0	$598.8	$554.7	$707.7	$801.5	$1,005.4	$1,163.8	$969.7	$964.4	$1,085.3
Less: Expenditures for property, plant, and equipment	(301.8)	(347.3)	(360.7)	(339.4)	(486.0)	(456.8)	(490.6)	(563.8)	(638.9)	(574.9)
Free Cash Flow Before Distributions on AmeriGas Partners Publicly Held Common Units	$ 363.2	$ 251.5	$ 194.0	$ 368.3	$ 315.5	$ 548.6	$ 673.2	$ 405.9	$ 325.5	$ 510.4
Less: Distributions on AmeriGas Partners Publicly Held Common Units	(90.4)	(89.1)	(93.7)	(181.7)	(226.5)	(237.7)	(248.9)	(257.3)	(261.6)	(263.0)
UGI Free Cash Flow After Distributions on AmeriGas Partners Publicly held Common Units	$ 272.8	$ 162.4	$ 100.3	$ 186.6	$ 89.0	$ 310.9	$ 424.3	$ 148.6	$ 63.9	$ 247.4

60

UGI Energy Services

Non-GAAP Reconciliations (UGI Energy Services Margin)

(Millions of dollars, except otherwise noted)

	Year Ended September 30,										
	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	LTM 3/31/19
Total Revenues - Midstream & Marketing	$1,309.5	$1,222.6	$1,155.9	$942.2	$1,122.8	$1,473.7	$1,181.4	$876.6	$1,121.2	$1,421.7	$1,530.3
Total Cost of Sales - Midstream & Marketing[1]	(1,147.8)	(1,055.5)	(986.5)	(779.7)	(927.3)	(1,149.8)	(872.4)	(612.2)	(856.7)	(1,090.8)	(1,260.0)
Margin - Midstream & Marketing	161.7	167.1	169.4	162.5	195.5	323.9	309.0	264.4	264.5	330.9	270.3
Less: HVAC Margin	(35.5)	(31.8)	(32.0)	(32.1)	(31.5)	(31.6)	(24.4)	(23.4)	(19.8)	(21.2)	(20.9)
UGI Energy Services Margin	**$126.2**	**$135.3**	**$137.4**	**$130.4**	**$164.0**	**$292.3**	**$284.6**	**$241.0**	**$244.7**	**$309.7**	**$249.4**
Add: CMG Margin									76.0	95.0	112.8
Pro Forma UGI Energy Servcies Margin									**$ 320.7**	**$ 404.7**	**$ 362.2**
Margin Breakdown:											
Commodity Marketing	$42.2	$60.2	$67.5	$56.9	$57.6	$61.9	$60.6	$45.7	$48.8	$49.8	$48.1
Midstream	49.0	47.4	51.7	57.5	74.9	184.9	180.4	161.1	168.0	225.0	173.9
Power Generation	35.0	27.7	18.2	16.0	31.5	45.5	43.6	34.2	27.9	34.9	27.4
UGI Energy Services Margin	**$126.2**	**$135.3**	**$137.4**	**$130.4**	**$164.0**	**$292.3**	**$284.6**	**$241.0**	**$244.7**	**$309.7**	**$249.4**
Add: CMG Margin									76.0	95.0	112.8
Pro Forma UGI Energy Servcies Margin									**$ 320.7**	**$ 404.7**	**$ 362.2**

Note: Midstream & Marketing is a reportable segment of UGI Corporation.

(1) Total cost of sales excludes changes in unrealized gains and losses on commdity derivative instruments. No depreciation is included in cost of sales

61

UGI Energy Services

Non-GAAP Reconciliations (UGI Energy Services EBITDA)

(Millions of dollars, except otherwise noted)

	Year Ended September 30,					
	2014	2015	2016	2017	2018	LTM 3/31/19
Net Income - Midstream & Marketing	$ 116.7	$ 107.5	$ 87.1	$ 86.9	$ 196.8	$ 77.3
Income tax expense (benefit)	77.2	73.0	57.5	54.5	(20.5)	33.2
Interest expense	2.9	2.1	2.1	2.1	2.4	1.8
Depreciation and amortization	24.2	28.0	30.6	35.4	43.5	45.6
EBITDA - Midstream & Marketing	**221.0**	**210.6**	**177.3**	**178.9**	**222.2**	**157.9**
Less: HVAC EBITDA	0.7	1.2	(2.4)	0.4	(1.2)	3.1
UGI Energy Services EBITDA	**$ 221.7**	**$ 211.8**	**$ 174.9**	**179.3**	**221.0**	**161.0**
Add: Adjusted LTM CMG EBITDA[1]				54.7	82.5	91.1
Pro Forma Adjusted UGI Energy Services EBITDA				**$ 234.0**	**$ 303.5**	**$ 252.1**

Note: Midstream & Marketing is a reportable segment of UGI Corporation.

(1) CMG EBITDA adjusted for loss on sale of miscellaneous assets and allocated parent overhead expenses.

62